                                                                    Exhibit 10.8

                           SECOND AMENDMENT TO LEASE

     This SECOND AMENDMENT TO LEASE (this "Second Amendment") is made and entered into as of the 6th day of August, 2000, by and between BELLEVUE HINES DEVELOPMENT, L.L.C., a Delaware limited liability company ("Landlord"), and ONYX SOFTWARE CORPORATION, a Washington corporation ("Tenant") with reference to that certain Lease (as defined below) covering certain premises located in the One Twelfth @ Twelfth project in Bellevue, Washington.

                                   RECITALS

     A. Landlord and Tenant are parties to that certain Office Building Lease dated as of June 6, 2000, as amended by that First Amendment to Lease dated June 20, 2000, (the "Lease") pursuant to which Tenant leased certain space in the East Building and South Building. Capitalized terms used herein shall have the meanings given in the Lease.

     B. Tenant now wishes to add additional space to the Premises and to modify the Initial Term for that portion of the Premises located in the East Building, and the parties now wish to enter into this Second Amendment to document such modifications.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

     1. Expansion of Premises; Restated Basic Lease Information Sheet. Tenant hereby leases from Landlord and Landlord hereby leases to Tenant all of Floors 4, 5, and 6 in the South Building (the "Additional Premises"). The Additional Premises are deemed to contain Eighty-three Thousand Nine Hundred Fifty-six (83,956) square feet of Net Rentable Area with Seventy-eight Thousand Two Hundred Fifty-six (78,256) square feet of Useable Area. The Additional Premises shall be added to the Premises so that from and after the date hereof, the term "Premises" shall include the Premises (as described in the Lease) and the Additional Premises. Except as provided herein, the Additional Premises shall be subject to all of the terms and conditions of the Lease applicable to the Premises. The Basic Lease Information Sheet for the Lease is hereby restated and replaced in its entirety by Exhibit A attached hereto and incorporated herein by
                            ---------
this reference, which reflects the modifications set forth herein.

     2. Recalculations. From and after the date hereof, the Premises shall be deemed to contain Two Hundred Sixty-two Thousand One Hundred Ninety-five (262,195) square feet of Net Rentable Area with Two Hundred Forty-four Thousand Four Hundred Eight (244,408) square feet of Useable Area subject to verification as provided in the Lease.

     3. Rent for Additional Premises. Tenant shall pay Base Rent and Operating Costs for the Additional Premises in the same manner as Tenant pays Base Rent and Operating Costs on the initial Premises except that the Base Rent for the Additional Premises shall be as set forth below:

Lease Year          Base Rent Per Square Foot of Net Rentable Area in Additional Premises
-----------------------------------------------------------------------------------------------
1                   Twenty Eight and 00/100 Dollars ($28.00)
2                   Twenty Nine and 00/100 Dollars ($29.00)
3                   Thirty and 00/100 Dollars ($30.00)

4                   Thirty One and 00/100 Dollars ($31.00)
5                   Thirty Two and 00/100 Dollars ($32.00)
6                   Thirty Three and 00/100 Dollars ($33.00)
7                   Thirty Four and 00/100 Dollars ($34.00)
8                   Thirty Five and 00/100 Dollars ($35.00)
9                   Thirty Six and 00/100 Dollars ($36.00)
10                  Thirty Seven and 00/100 Dollars ($37.00)
Extension Term      Fair Market Rent determined pursuant to Section 2.6(b).
                                                            --------------

     Base Rent for the East Building shall be as indicated in Item 11 of the
                                                              -------
Basic Lease Information Sheet attached hereto as Exhibit A.
                                                 ---------

     4.   Term. The following provisions shall fully replace and supercede
Section 2.1(a) of the Lease:
-------------

     (a) Except as otherwise provided herein, the term "Term Commencement Date" shall mean the later of (i) the Rent Commencement Date for the final floor of the Premises pursuant to Section 2.6(a) below, or (ii) the Scheduled
                         --------------
Commencement Date, as stated in the Basic Lease Information Sheet as Item 9.  If
                                                                     ------
Tenant commences business on all floors of the Premises prior to the Scheduled Commencement Date, the date such business begins shall be the Term Commencement Date. The "Initial Term" of this Lease with respect to each Building shall mean the number of years and/or months set forth as the "Initial Term" in the Basic Lease Information Sheet as Item 10 for such Building, commencing on the first
                           -------
day of the calendar month following the Term Commencement Date (or on the Term Commencement Date if it is the first day of a calendar month) through and including the Expiration Date. "Expiration Date" with respect to each Building shall mean the last day of the Term or such earlier date upon which this Lease is terminated pursuant to the terms hereof. The "Term" of this Lease with respect to each Building shall mean the Initial Term and the Extension Term(s) (as defined in Section 2.1(b)), if any. For all purposes hereunder, the term
               --------------
"Lease Year" shall mean a twelve (12) month period starting on the Term Commencement Date or any anniversary thereof, the first Lease Year shall begin on the Term Commencement Date and the final Lease Year may contain more than twelve (12) months. The Scheduled Commencement Date (as set forth in the Basic Lease Information Sheet as Item 9) represents merely the parties' estimate of
                           ------
the Term Commencement Date and is the date before which Tenant is not obligated to accept possession of the Premises. If the Premises are Substantially Complete prior to the Scheduled Commencement Date, Tenant shall have the option to take occupancy of the Premises and the Term Commencement Date shall be the date Tenant commences business therein. Landlord shall provide Tenant as much notice as circumstances reasonably allow of the date when Landlord expects to achieve Substantial Completion, based upon the progress of the work. The covenants and conditions of this Lease shall be effective as of the mutual execution of this Lease notwithstanding the Term Commencement Date set forth herein.

     5.   Extension Term. The first sentence of Section 2.1(b) is amended to
                                                -------------
read as follows:

     Provided that (a) no Event of Default has occurred and not been cured prior to such time, and (b) Tenant is not in default of this Lease at the time of exercise or at any time thereafter prior to the scheduled Expiration Date, Tenant shall have two (2) consecutive options to extend the Term of this Lease with respect to any one or more of the Buildings (the

     "Extension Options") for the number of years and/or months set forth as the "Extension Terms" in the Basic Lease Information Sheet as Item 10,
                                                               -------
     commencing on the day after the expiration of the Initial Term or the first Extension Term for such Building, as applicable, and continuing through the Expiration Date, subject to all of the terms and conditions of this Lease, except that (i) Base Rent shall be adjusted as provided in Section 2.6(b),
                                                                -------------
     (ii) Landlord shall have no obligation to alter the Premises for the Extension Terms, and (iii) Tenant shall not have any additional rights to extend the Term, except to the extent an Extension Option remains to be exercised hereunder. Tenant shall provide Landlord with irrevocable written notice of Tenant's intent to exercise each Extension Option no later than fifteen (15) months prior to the expiration of the Initial Term or the first Extension Term for such Building, as applicable.

     6.   Signage. The following provisions shall fully replace and supercede
Section 5.6(b) of the Lease:
-------------

     (b) Limited Right to Exterior Signage. So long as Tenant is leasing and occupying (which shall include for purposes hereof space initially subleased prior to Tenant's occupancy) a minimum of three (3) full floors in the South Building and Tenant is not in default under this Lease, Tenant shall have the exclusive right, at Tenant's sole cost and expense, to install and maintain a sign identifying Onyx Software Corporation (a "Tenant Sign") on the upper portion of the South Building in a location selected by Landlord and approved by the City of Bellevue. The Tenant Sign shall be the highest exterior sign permitted on the South Building that is visible from Interstate 405. In addition, Tenant shall have the exclusive right without charge to install one additional sign per Building (each of which shall be referred to herein as a "Lower Tenant Sign") (i) on the exterior of the East Building below the third floor windows facing NE 12th Street, and (ii) on the exterior of the South Building below the third floor windows facing 112th Avenue NE. The design and method of installation of all signs hereunder shall be subject to Landlord's reasonable approval and all City of Bellevue and other applicable governmental requirements. The exclusive right provided in the preceding sentences shall not apply with respect to typical retail signage for retail tenants of the Project. Tenant must submit detailed plans for all signs hereunder to Landlord for review and approval before Tenant installs the signs on the exterior of either Building. Tenant shall remove the Tenant Sign and Lower Tenant Signs and shall restore each Building to its condition prior to installation of the signage, at Tenant's sole cost and expense, (A) at the end of the Lease Term, or (B) if Tenant no longer leases and occupies at least one (1) full floor in such Building, or (C) upon request by Landlord if an Event of Default is outstanding under this Lease. The right to install and maintain the signs hereunder is personal to Onyx Software Corporation and shall not be assignable to any other party without the Landlord's prior written consent which may be given or withheld in Landlord's sole discretion. Any change in the Tenant Signs or the Lower Tenant Signs requested by Tenant shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld (unless in Landlord's opinion such change may adversely affect the exterior appearance of the Project); provided, however, that with respect to any requested change in the Tenant Signs or the Lower Tenant Signs to reflect the name of a Permitted Transferee or a new name for Onyx Software Corporation, Landlord shall not unreasonably withhold its approval unless, in Landlord's judgment, the proposed new name will: (1) have an adverse effect on the value of the Project (including any adverse effect, in Landlord's judgment, on its ability to lease space in the Project) or its reputation; (2) be offensive; or (3) violate the provisions of any other tenant lease in the Project.

     7. Entry for Repairs, Inspection, Posting Notices, etc. The second sentence of Section 6.10 is amended to read as follows:
            ------------

     Unless Tenant is in default, Landlord shall only show the Premises to prospective tenants during the last twelve (12) months of the Initial Term with respect to each Building, if Tenant has not exercised an Extension Option, or during the last twelve (12) months of either Extension Term with respect to each Building.

     8.   Surrender. The first two sentences of Section 6.13 are amended to read
                                                ------------
as follows:

     On or before the ninetieth (90th) day preceding the Expiration Date for each Building, Tenant shall notify Landlord in writing of the precise date upon which Tenant plans to surrender the Premises to Landlord. On expiration of the Term for any Building, Tenant shall quit and surrender that portion of the Premises located in such Building to Landlord, broom clean, in good order, condition and repair as required by this Lease, with all of Tenant's movable equipment, furniture, trade fixtures and other personal property removed therefrom (ordinary wear and tear and damage to an extent consistent with the Premises remaining in good condition and casualty damage which is not required to be restored by Tenant pursuant to
     Section 12 excepted).
     ----------

     9.   Assignment or Sublease; Landlord's Options. The first sentence of
Section 8.2 is amended to read as follows:
-----------

     If Tenant proposes a Transfer the term of which (considering any options to renew or extend) could be more than three (3) years or for more than fifty percent (50%) of the remainder of the Term for the Building in which the Transfer is proposed hereunder (except under Section 8.1(b)), then Landlord
                                                  --------------
     may elect to (a) terminate this Lease pursuant to the following paragraph as of the date specified by Tenant in its notice under Section 8.1, in
                                                            -----------
     which event Tenant shall be relieved of all further obligations hereunder as to such space; (b) permit Tenant to complete the Transfer on the terms set forth in such notice, subject, however, to such reasonable conditions as Landlord may require and to the balance of this Article 8; or (c) deny
                                                        ---------
     the request to Transfer the Lease.

     10.  Damage and Destruction. Section 12.1(c) is amended to read as follows:
                                  ---------------

     If (i) the Premises should be damaged by any occurrence not covered by Landlord's insurance, or (ii) the Premises or the Building should be damaged to the extent that the damage cannot, in Landlord's reasonable opinion be restored within six (6) months from the date of damage, or (iii) the Building should be damaged to the extent of more than fifty percent (50%) of the cost of replacement thereof, notwithstanding that the Premises may be undamaged, or (iv) if the damage occurs during the last two (2) years of the Term for the Building in which the damage occurs, Landlord may elect either to repair or rebuild the Premises or the Building or to terminate this Lease upon giving notice in writing of such election to Tenant within sixty (60) days after the happening of the event causing the damage; provided, however if only one of the Buildings is affected by the casualty, and

     Landlord has elected to terminate this Lease pursuant to this Section
                                                                   -------
     12.1(c), such termination shall only be effective as to the portion of the
     ------
     Premises in the Building affected by the casualty.

     Section 12.1(f) is amended to read as follows:
     ---------------

     If the Premises, or any part thereof, or any portion of the Building necessary for Tenant's use of the Premises, are damaged or destroyed during the last twelve (12) months of the Term for the Building in which the damage occurs, or any extension thereof, Landlord or Tenant may terminate this Lease by giving written notice thereof to the other party within thirty (30) days after the date of the casualty, in which case this Lease shall terminate as of the later of the date of the casualty or the date of Tenant's vacation of the Premises; provided, however, if only one of the Buildings is affected by the casualty, and either Landlord or Tenant has elected to terminate this Lease pursuant to this Section 12.1(f), then unless otherwise agreed to by Landlord and Tenant, such termination shall only be effective as to the portion of the Premises in the Building affected by the casualty.

     11.  Parking. The third sentence of Section 14.22(a) is amended to read as
                                         ---------------
follows:

     The base monthly fee shall be Seventy-five and 00/100 Dollars ($75.00) per Parking Pass during the first Lease Year and is subject to change at any time; provided, however, that the base monthly fee shall not increase by
           --------  -------
     more than Seven and 00/100 Dollars ($7.00) per year on a cumulative basis over the Initial Term, as applied to the Parking Passes allotted to each Building within the Premises, as shown in the chart below:



                    Lease Year           Maximum Base Monthly Fee
                    ----------               per Parking Pass
                                             ----------------
                        1                         $ 75.00
                        2                         $ 82.00
                        3                         $ 89.00
                        4                         $ 96.00
                        5                         $103.00
                        6                         $110.00
                        7                         $117.00
                        8                         $124.00
                        9                         $131.00
                        10                        $138.00
                       *11                        $145.00
                       *12                        $152.00


     *Applies to Parking Passes allotted to Premises located in East Building only


     12. Cash Allowance. Landlord shall provide a total of up to Thirty and 00/100 Dollars ($30.00) per square foot of Useable Area in the Additional Premises toward the payment for the design and construction of the Tenant Improvements in the Premises (the "Additional Premises Cash Allowance"). Such payment shall be paid in accordance with the provisions of the Lease governing the Cash Allowance, and from and after the date hereof, the term "Cash

Allowance" shall include the Cash Allowance and the Additional Premises Cash Allowance. In addition, the first sentence of Exhibit C, Paragraph 14 is amended
                                              -----------------------
to read as follows:


     Landlord shall provide a total of up to Thirty and 00/100 Dollars ($30.00) per square foot of Useable Area in the Premises, and an additional Two Dollars ($2.00) per square foot of Useable Area in the portion of the Premises located in the East Building having an Initial Term of twelve (12) years (collectively the "Cash Allowance") toward the payment for the design and construction of the Tenant Improvements in the Premises.

     13. Amended and Restated Lease. In the event Landlord so requests, Tenant shall execute and deliver to Landlord a comprehensive amended and restated Lease incorporating the terms of the Lease as amended by the First Amendment to Lease and this Second Amendment.

     14. Contingent Effective Date. The obligations and rights of Landlord and Tenant under this Second Amendment are subject to and contingent upon termination of an existing lease between Landlord and HomeGrocer.com, Inc. covering the Additional Premises, upon terms and conditions acceptable to Landlord in its sole discretion. Landlord shall provide written notice to Tenant upon the termination of such lease. Within thirty (30) days of receipt of such notice, the parties shall execute an acknowledgement that this Second Amendment is in full force and effect. If Landlord has failed to deliver such notice to Tenant by September 1, 2000, then this Second Amendment shall automatically terminate and be of no force nor effect, unless extended by the written agreement of both parties. If this Second Amendment is terminated as provided in this Paragraph 14, then Landlord will reimburse Tenant for its out of pocket costs incurred by Tenant in designing improvements to the Additional Premises, up to a maximum amount of Twenty-four Thousand Dollars ($24,000). Any costs to be reimbursed to Tenant pursuant to the preceding sentence shall be paid to Tenant within thirty (30) days after Landlord receives an invoice from Tenant and such reasonable supporting evidence of the costs incurred by Tenant as Landlord may request.

     15. Conflict. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Lease. If there is any conflict between the terms, conditions and provisions of this Second Amendment and the terms and conditions of the Lease, the terms, conditions and provisions of this Second Amendment shall prevail.

     16. No Further Amendment. Except as expressly modified by this Second Amendment, all terms, covenants and provisions of the Lease shall remain unmodified and in full force and effect and are hereby expressly ratified and confirmed.

     17. Entire Agreement. This Second Amendment reflects the entire agreement of the parties with respect to amending the terms of the Lease and this Second Amendment supersedes any and all correspondence and oral agreements between the parties hereto regarding the amendment of the Lease which are prior in time to this Second Amendment. With respect to the subject matter hereof, neither party will be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

     18. Counterparts. This Second Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same document.

     19. Brokers. Tenant and Landlord each represent and warrant to the other that it has had no dealing with any broker or agent other than the Broker(s) identified in the Lease. Commissions, if any shall be payable to the Brokers in accordance with a separate agreement between Landlord and Brokers. Tenant and Landlord shall each indemnify, defend and hold the other party harmless from and against any and all liabilities for commissions or other compensation or charges claimed by any other broker or agent based on dealings with the indemnifying party with respect to this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment in triplicate originals as of the day and year first above written.

     LANDLORD:                   BELLEVUE HINES DEVELOPMENT, L.L.C.,
                                 a Delaware limited liability company



                                 By:  /s/ Thomas D. Owens
                                      --------------------------------------
                                 Name:    Thomas D. Owens
                                 Title:   Manager


     TENANT:                     ONYX SOFTWARE CORPORATION
                                 a Washington corporation


                                 By:  /s/ Amy Kelleran
                                      --------------------------------------
                                 Name:    Amy Kelleran
                                          ----------------------------------
                                 Title:   Corp. Controller & Asst. Secretary
                                          ----------------------------------

Attachment:
----------

Exhibit A - Updated Basic Lease Information Sheet

STATE OF TEXAS             )
                           ) ss.
COUNTY OF HARRIS           )

     On this 10th day of August, 2000, before me, the undersigned, a Notary Public in and for the State of Texas, duly commissioned and sworn, personally appeared Thomas D. Owens, to me known as, or providing satisfactory evidence that he is the Manager of BELLEVUE HINES DEVELOPMENT, L.L.C., a Delaware limited liability company, the limited liability company that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                   /s/ Carol L.  Sproles
                                   --------------------------------------------
                                   NOTARY PUBLIC in and for the State of Texas
                                   residing at 2800 Post Oak Blvd.
                                               ------------------
                                   My commission expires   6-12-2004
                                                           --------------------
                                   Print Name: Carol L. Sproles
                                               --------------------------------


STATE OF WA         )
                    ) ss.
COUNTY OF KING      )

     On this 3rd day of August, 2000, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Amy Kelleran, to me known as, or providing satisfactory evidence that he/she is the Interim CFO of ONYX SOFTWARE CORPORATION., a Washington corporation, the corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that he/she is authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                       /s/ Al Kimisky
                                  ---------------------------------------------
                                  NOTARY PUBLIC in and for the State
                                  of WA
                                    -------------------------------------------

                                  residing at Onyx Software
                                              ---------------------------------
                                  My commission expires   8-25-02
                                                        -----------------------
                                  Print Name:   Al Kimisky
                                                -------------------------------

                                   EXHIBIT A
                                   ---------

                    Restated Basic Lease Information Sheet
                         (Effective August ___, 2000)

1.    Date of Lease           June 6, 2000, as amended June 20, 2000 and August ___, 2000.

2.    Tenant:                 ONYX SOFTWARE CORPORATION

3.    Tenant's Address        Onyx Software Corporation
      Prior to Occupancy:     3180 139th Avenue S.E., Suite 500
                              Bellevue, WA 98005-4901
                              Attn:  General Counsel
                              With a copy to:
                              Alston, Courtnage & Bassetti LLP
                              1000 Second Avenue, Suite 3900
                              Seattle, WA 98104-1045
                              Attn:  Andrew B. Bassetti

4.    Tenant's Address        Onyx Software Corporation
      After Occupancy         1120 112th Avenue, NE
                              Bellevue, WA 98004
                              Attn:  General Counsel
                              With a copy to:
                              Alston, Courtnage & Bassetti LLP
                              1000 Second Avenue, Suite 3900
                              Seattle, WA 98104-1045
                              Attn:  Andrew B. Bassetti

5.    Landlord:               Bellevue Hines Development, L.L.C.

6.    Landlord's Address:     c/o Hines Interests Limited Partnership
                              10900 NE 4th St., Suite 920
                              Bellevue, WA  98004

7.    Premises:               Subject to Section 1.1(b) below, all or a portion of Floor 1 and all
                                         --------------
                              of Floors 2 and 3 in the East Building located at 1120 112th Avenue,
                              N.E., Bellevue, Washington; and all of Floors 1 through 6 in the
                              South Building located at 1100 112th Avenue, N.E., Bellevue,
                              Washington

8.    Net Rentable            Net Rentable Area of Premises: Two Hundred Sixty-two Thousand One
      Area/Tenant's           Hundred Ninety-five (262,195) square feet;
      Proportionate
      Share:                  Useable Area of Premises: Two Hundred Forty-four Thousand Four
                              ------------------------
                              Hundred Eight (244,408) square feet;


                              Tenant's Proportionate Share of East Building:  54.47%
                              Tenant's Proportionate Share of South Building:  100%
                              Tenant's Proportionate Share of Project:  54.58%

9.    Scheduled               March 1, 2001 (East Building) April 1, 2000 (South Building)
      Commencement Date:

10.   Term:                   Initial Term South Building: Ten (10) years and Zero (0) months
                              ----------------------------
                              Initial Term East Building: Twelve (12) years and Zero (0) months
                              ---------------------------
                              Extension Term: Two (2) consecutive terms of Five (5) years and Zero
                              --------------
                              (0) months each

11.   Base Rent:              TABLE A - Premises Located in East Building and Floors 1, 2 & 3 of
                              -------
                              South Building


        Period                Rent Per Square Foot of Net Rentable Area (net of Operating Costs)
------------------------------------------------------------------------------------------------
     Lease Year 1             Twenty-six and 00/100 Dollars ($26.00)
     Lease Year 2             Twenty-seven and 00/100 Dollars ($27.00)
     Lease Year 3             Twenty-eight and 00/100 Dollars ($28.00)
     Lease Year 4             Twenty-nine and 00/100 Dollars ($29.00)
     Lease Year 5             Thirty and 00/100 Dollars ($30.00)
     Lease Year 6             Thirty-one and 00/100 Dollars ($31.00)
     Lease Year 7             Thirty-two and 00/100 Dollars ($32.00)
     Lease Year 8             Thirty-three and 00/100 Dollars ($33.00)
     Lease Year 9             Thirty-four and 00/100 Dollars ($34.00)
     Lease Year 10            Thirty-five and 00/100 Dollars ($35.00)
    *Lease Year 11            Thirty-six and 00/100 Dollars ($36.00)
    *Lease Year 12            Thirty-seven and 00/100 Dollars ($37.00)
   Extension Term(s)          See Section 2.6(b) below
                                  --------------

        TABLE B - Premises Located on Floors 4, 5 & 6 of South Building
        -------

                                     Base Rent Per Square Foot of
            Period                        Net Rentable Area
    ----------------------------------------------------------------------------
         Lease Year 1         Twenty Eight and 00/100 Dollars ($28.00)
         Lease Year 2         Twenty Nine and 00/100 Dollars ($29.00)
         Lease Year 3         Thirty and 00/100 Dollars ($30.00)
         Lease Year 4         Thirty One and 00/100 Dollars ($31.00)
         Lease Year 5         Thirty Two and 00/100 Dollars ($32.00)
         Lease Year 6         Thirty Three and 00/100 Dollars ($33.00)
         Lease Year 7         Thirty Four and 00/100 Dollars ($34.00)
         Lease Year 8         Thirty Five and 00/100 Dollars ($35.00)
         Lease Year 9         Thirty Six and 00/100 Dollars ($36.00)
         Lease Year 10        Thirty Seven and 00/100 Dollars ($37.00)
       Extension Term**       Fair Market Rent determined pursuant to Section
                                                                      -------
                              2.6(b).
                              -----

12.   Security Deposit:       Twenty-five and 00/100 Dollars ($25.00) per square
                              foot of Net Rentable Area, subject to adjustment
                              pursuant to Section 3.2 below
                                          -----------

13.   Parking:                Three and one-fourth (3.25) parking passes per one
                              thousand (1,000) square feet of Useable Area in the Premises

14.   Plan Delivery Date:     September 11, 2000

15.   Cash Allowance:         Thirty Dollars ($30.00) per square foot of Useable
                              Area in the Premises, to be allocated as provided
                              in Exhibit C
                                 ---------

16.   Broker(s):              Landlord's broker:  Broderick Group
                              Tenant's broker:  Broderick Group

*   Does not apply to Floors 1, 2 & 3 of South Building
** Also applies to Floors 1, 2 & 3 of South Building


        /s/ AK         /     8-3-00    /s/TO             /  8-10-00
----------------------- ----------- --------------------- ---------
Tenant's Initials/Date                     Landlord's Initials/Date

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of November 8, 2000 by and among SILICON VALLEY BANK, as agent (in such capacity "Agent") for itself and the Lenders (as defined in the Loan and Security Agreement), on the one hand, and ONYX SOFTWARE CORPORATION ("Grantor"), on the other hand.

                                   RECITALS
                                   --------

     A. Agent and Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Agent, Lenders, and Grantor dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Agent and Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent for the ratable benefit of Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Agent for the ratable benefit of Lenders, a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------
     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Agent for the ratable benefit of Silicon Valley Bank and Comerica Bank-California (collectively, "Lenders"), a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Agent for the ratable benefit of Lenders, under the Loan Agreement. The rights and remedies of Agent and Lenders with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Agent and Lenders as a matter of law or equity. Each right, power and remedy of Agent and Lenders provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent and Lenders of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent and Lenders, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                            GRANTOR:

Address of Grantor:                         ONYX SOFTWARE CORPORATION

3180 139th Ave. SE, Suite 500               By:    /s/ Amy Kelleran
Bellevue, WA  98005                            ---------------------------------


                                            Title: Acting CFO/Asst. Secretary
                                                  ------------------------------

                                            AGENT:

Address of Agent:                           SILICON VALLEY BANK,
                                            as Agent and a Lender

4110 Carillon Point
Kirkland, WA  98033                         By:    /s/ Geir B. Hansen
                                               ---------------------------------
Attn: ______________________________
                                            Title: Vice President
                                                  ------------------------------

                                            LENDER:

Address of Lender:                          COMERICA BANK-CALIFORNIA
                                            as a Lender

333 West Santa Clara Blvd.
San Jose, CA  95113                         By:    Signature Illegible
                                               ---------------------------------
Attn: ______________________________
                                            Title: Vice President
                                                  ------------------------------

                                   EXHIBIT A
                                   ---------

                                  Copyrights
                                  ----------


                                       Registration/               Registration/
                                       Application                 Application
Description                            Number                      Date
-----------                            -------------               -------------

N/A

                                   EXHIBIT B
                                   ---------

                                    Patents
                                    -------

                                       Registration/               Registration/
                                       Application                 Application
Description                            Number                      Date
-----------                            -------------               -------------

N/A

                                   EXHIBIT C
                                   ---------

                                  Trademarks
                                  ----------

                                       Registration/               Registration/
                                       Application                 Application
Description                            Number                      Date
-----------                            -------------               -------------

N/A

                                   EXHIBIT D
                                   ---------

                                  Mask Works
                                  ----------

                                       Registration/               Registration/
                                       Application                 Application
Description                            Number                      Date
-----------                            -------------               -------------

N/A